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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 1999
                                                  -----------------

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                ----------------------------------------------
              (Exact Name of registrant specified in its charter) (Originator of the Chase Credit Card Master Trust)

United States                       333-43173               22-2382028
------------------------------      ----------------        -------------------
(State or other Jurisdiction of     (Commission File        (I.R.S. employer
Incorporation)                      Number)                 Identification No.)

                              802 Delaware Avenue
                          Wilmington, Delaware 19801
                          --------------------------
                   (Address of principal executive offices)

Registrant's telephone number, including area code:  (302) 575-5000

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Item 5.  Other Events

                  On February 26, 1998, the Underwriting Agreement, dated as of February 26, 1998 (the "Underwriting Agreement"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor, The Chase Manhattan Bank ("CMB"), as Servicer, and Chase Securities Inc. ("CSI"), as Underwriter, was executed and delivered by the respective parties thereto. On March 4, 1999 the Series 1999-1 Supplement, dated as of March 4, 1999, to the Second Amended and Restated Pooling and Servicing Agreement, dated as of September 1, 1996 (the "Second Amended and Restated Pooling and Servicing Agreement"), among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         Exhibits

         4.1 Underwriting Agreement, dated as of February 26, 1999 among Chase USA, as Transferor, CMB, as Servicer, and CSI, as Underwriter.

         4.2 Series 1999-1 Supplement, dated as of March 4,1999 to the Second Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE CHASE MANHATTAN BANK

                                   By:  /s/ Patrick J. Margey
                                        -----------------------
                                   Name:   Patrick J. Margey
                                   Title:  Vice President

Date:  March 5, 1999

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                       INDEX TO EXHIBITS


Exhibit Number              Exhibit                                                    Sequentially Numbered Pages
--------------              -------                                                    ---------------------------
4.1                         Underwriting Agreement, dated as of February 26, 1999,
                            among Chase USA, as Transferor, CMB, as Servicer, and
                            CSI, as Underwriter.

4.2                         Series 1999-2 Supplement, dated as of March
                            4,1999, to the Second Amended and Restated Pooling and Servicing Agreement, among Chase USA, as
                            Transferor on and after June 1, 1996, CMB, as
                            Transferor prior to June 1, 1996 and as Servicer, and the Trustee.
